Table of Contents Conference Call 877-876-9174 | ID – EastGroup July 25, 2019 11:00 a.m. Eastern Time 201 9 webcast available at EastGroup.net SECOND QUARTER Supplemental Information June 30, 2019 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net Page 1 of 25

Table of Contents Consolidated Balance Sheets....................................................................... 3 Consolidated Statements of Income and Comprehensive Income .............. 4 Reconciliations of GAAP to Non-GAAP Measures ................................... 5 Consolidated Statements of Cash Flows ..................................................... 7 Same Property Portfolio Analysis ............................................................... 8 Additional Financial Information ................................................................ 9 Development and Value-Add Properties Summary .................................... 10 Development and Value-Add Properties Transferred to Real Estate Properties ... 11 Debt and Equity Market Capitalization ....................................................... 12 Continuous Common Equity Program ........................................................ 13 Adjusted Debt-to-Pro Forma EBITDAre Reconciliation ............................ 14 Acquisitions and Dispositions ..................................................................... 15 Real Estate Improvements and Leasing Costs ............................................ 16 Leasing Statistics and Occupancy Summary .............................................. 17 Core Market Operating Statistics ................................................................ 18 Lease Expiration Summary ......................................................................... 19 Top 10 Customers by Annualized Base Rent .............................................. 20 Unconsolidated Investment Information ..................................................... 21 Financial Statistics ....................................................................................... 22 Outlook for 2019 ......................................................................................... 23 Glossary of REIT Terms ............................................................................. 24 FORWARD-LOOKING STATEMENTS The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "should," "intends," "plans," "estimates" or "anticipates" and variations of such words or similar expressions or the negative of such words, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company's current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: changes in general economic conditions; the extent of customer defaults or of any early lease terminations; the Company's ability to lease or re-lease space at current or anticipated rents; the availability of financing; failure to maintain credit ratings with rating agencies; changes in the supply of and demand for industrial/warehouse properties; increases in interest rate levels; increases in operating costs; natural disasters, terrorism, riots and acts of war, and the Company's ability to obtain adequate insurance; changes in governmental regulation, tax rates and similar matters; attracting and retaining key personnel; other risks associated with the development and acquisition of properties, including risks that development projects may not be completed on schedule, development or operating costs may be greater than anticipated or acquisitions may not close as scheduled; and other risks detailed in the sections of the Company's most recent Forms 10-K and 10-Q filed with the SEC titled "Risk Factors." The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Page 2 of 25

Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2019 December 31, 2018 ASSETS Real estate properties $ 2,721,542 2,553,481 Development and value-add properties 285,525 263,664 3,007,067 2,817,145 Less accumulated depreciation (847,562) (814,915) 2,159,505 2,002,230 Unconsolidated investment 8,088 7,870 Cash 326 374 Other assets 127,461 121,231 TOTAL ASSETS $ 2,295,380 2,131,705 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities $ 194,327 193,926 Unsecured debt 803,534 723,400 Secured debt 137,493 188,461 Accounts payable and accrued expenses 96,381 86,563 Other liabilities 54,743 34,652 Total Liabilities 1,286,478 1,227,002 EQUITY Stockholders' Equity: Common stock; $.0001 par value; 70,000,000 shares authorized; 37,559,025 shares issued and outstanding at June 30, 2019 and 36,501,356 at December 31, 2018 4 4 Excess shares; $.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,337,042 1,222,547 Distributions in excess of earnings (330,337) (326,193) Accumulated other comprehensive income 634 6,701 Total Stockholders' Equity 1,007,343 903,059 Noncontrolling interest in joint ventures 1,559 1,644 Total Equity 1,008,902 904,703 TOTAL LIABILITIES AND EQUITY $ 2,295,380 2,131,705 Page 3 of 25

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
REVENUES				
Income from real estate operations	$ 81,783	73,720	160,420	145,840
Other revenue	318	1,165	479	1,248
	82,101	74,885	160,899	147,088
EXPENSES				
Expenses from real estate operations	22,922	21,453	45,224	42,129
Depreciation and amortization	27,291	22,808	51,037	44,493
General and administrative	4,506	3,740	8,350	7,203
Indirect leasing costs	103	-	196	-
	54,822	48,001	104,807	93,825
OTHER INCOME (EXPENSE)				
Interest expense	(8,846)	(8,842)	(17,692)	(17,449)
Gain on sales of real estate investments	9,081	-	11,406	10,222
Other	(565)	222	(323)	976
NET INCOME	26,949	18,264	49,483	47,012
Net income attributable to noncontrolling interest in joint ventures	4	(37)	(1)	(72)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	26,953	18,227	49,482	46,940
Other comprehensive income (loss) - cash flow hedges	(3,754)	1,186	(6,067)	4,792
TOTAL COMPREHENSIVE INCOME	$ 23,199	19,413	43,415	51,732
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.73	0.52	1.35	1.34
Weighted average shares outstanding	36,944	35,196	36,705	34,944
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.73	0.52	1.35	1.34
Weighted average shares outstanding	37,019	35,259	36,770	34,998

Page 4 of 25

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 26,953	18,227	49,482	46,940
Depreciation and amortization	27,291	22,808	51,037	44,493
Company's share of depreciation from unconsolidated investment	35	31	70	62
Depreciation and amortization from noncontrolling interest	(46)	(44)	(93)	(88)
(Gain) on sales of real estate investments	(9,081)	-	(11,406)	(10,222)
(Gain) on sales of non-operating real estate	-	-	-	(86)
(Gain) on sales of other assets	-	-	-	(427)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS	45,152	41,022	89,090	80,672
(Gain) on casualties and involuntary conversion	(248)	(1,150)	(348)	(1,150)
FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION	$ 44,904	39,872	88,742	79,522
NET INCOME	$ 26,949	18,264	49,483	47,012
Interest expense [(1)]	8,846	8,842	17,692	17,449
Depreciation and amortization	27,291	22,808	51,037	44,493
Company's share of depreciation from unconsolidated investment	35	31	70	62
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	63,121	49,945	118,282	109,016
(Gain) on sales of real estate investments	(9,081)	-	(11,406)	(10,222)
(Gain) on sales of non-operating real estate	-	-	-	(86)
(Gain) on sales of other assets	-	-	-	(427)
EBITDA for Real Estate ("EBITDAre")	$ 54,040	49,945	106,876	98,281
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.73	0.52	1.35	1.34
FFO attributable to common stockholders	$ 1.22	1.16	2.42	2.31 [(2)]
FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders	$ 1.21	1.13	2.41	2.27
Weighted average shares outstanding for EPS and FFO purposes	37,019	35,259	36,770	34,998

(1) Net of capitalized interest of $1,885 and $1,401 for the three months ended June 30, 2019 and 2018, respectively; and $3,921 and $3,003 for the six months ended June 30, 2019 and 2018, respectively.

(2) The Company initially reported FFO of $2.32 per share during the six months ended June 30, 2018. In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior year results, including the Company's FFO for 2018, to conform to the updated definition of FFO. There was no impact to the three months ended June 30, 2018, as there were no sales during that period.

Page 5 of 25

Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 NET INCOME $ 26,949 18,264 49,483 47,012 (Gain) on sales of real estate investments (9,081) - (11,406) (10,222) (Gain) on sales of non-operating real estate - - - (86) (Gain) on sales of other assets - - - (427) Net loss on other 808 - 808 - Interest income (34) (35) (67) (90) Other revenue (318) (1,165) (479) (1,248) Indirect leasing costs 103 - 196 - Depreciation and amortization 27,291 22,808 51,037 44,493 Company's share of depreciation from unconsolidated investment 35 31 70 62 Interest expense (1) 8,846 8,842 17,692 17,449 General and administrative expense (2) 4,506 3,740 8,350 7,203 Noncontrolling interest in PNOI of consolidated 80% joint ventures (42) (81) (94) (160) PROPERTY NET OPERATING INCOME ("PNOI") 59,063 52,404 115,590 103,986 PNOI from 2018 and 2019 Acquisitions (1,278) (121) (2,100) (121) PNOI from 2018 and 2019 Development and Value-Add Properties (4,824) (1,609) (8,137) (2,430) PNOI from 2018 and 2019 Operating Property Dispositions (129) (415) (416) (987) Other PNOI 79 118 125 219 SAME PNOI (Straight-Line Basis) 52,911 50,377 105,062 100,667 Net lease termination fee (income) from same properties (766) (8) (906) (139) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 52,145 50,369 104,156 100,528 Straight-line rent adjustment for same properties (50) (691) (131) (1,118) Acquired leases — market rent adjustment amortization for same properties (71) (106) (143) (217) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) $ 52,024 49,572 103,882 99,193 (1) Net of capitalized interest of $1,885 and $1,401 for the three months ended June 30, 2019 and 2018, respectively; and $3,921 and $3,003 for the six months ended June 30, 2019 and 2018, respectively. (2) Net of capitalized development costs of $1,416 and $1,110 for the three months ended June 30, 2019 and 2018, respectively; and $2,987 and $2,233 for the six months ended June 30, 2019 and 2018, respectively. Page 6 of 25

Consolidated Statements of Cash Flows (In thousands) (Unaudited) Six Months Ended June 30, 2019 2018 OPERATING ACTIVITIES Net income $ 49,483 47,012 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 51,037 44,493 Stock-based compensation expense 2,960 2,823 Net gain on sales of real estate investments and non-operating real estate (11,406) (10,308) Gain on casualties and involuntary conversion on real estate assets (100) (1,150) Changes in operating assets and liabilities: Accrued income and other assets 2,167 2,111 Accounts payable, accrued expenses and prepaid rent 3,792 (12,075) Other 454 828 NET CASH PROVIDED BY OPERATING ACTIVITIES 98,387 73,734 INVESTING ACTIVITIES Development and value-add properties (115,666) (61,023) Purchases of real estate (62,068) (27,660) Real estate improvements (16,963) (16,126) Net proceeds from sales of real estate investments and non-operating real estate 18,102 16,826 Proceeds from casualties and involuntary conversion on real estate assets 187 890 Repayments on mortgage loans receivable 19 1,958 Changes in accrued development costs 2,061 7,350 Changes in other assets and other liabilities (10,514) (5,240) NET CASH USED IN INVESTING ACTIVITIES (184,842) (83,025) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 377,133 216,672 Repayments on unsecured bank credit facilities (376,983) (233,989) Proceeds from unsecured debt 80,000 60,000 Repayments on unsecured debt - (50,000) Repayments on secured debt (51,085) (5,570) Debt issuance costs (168) (1,845) Distributions paid to stockholders (not including dividends accrued) (53,161) (45,449) Proceeds from common stock offerings 113,436 74,789 Proceeds from dividend reinvestment plan 109 112 Other (2,874) (5,193) NET CASH PROVIDED BY FINANCING ACTIVITIES 86,407 9,527 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (48) 236 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 374 16 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 326 252 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $3,921 and $3,003 for 2019 and 2018, respectively $ 16,266 16,528 Cash paid for operating lease liabilities 636 - NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets $ 15,435 - Page 7 of 25

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

Annual Same Property Portfolio Analysis (Straight-Line Basis) [(1)]	Three Months Ended June 30, 2019	2018	% Change	Six Months Ended June 30, 2019	2018	% Change
Square feet as of period end	36,762	36,762		36,762	36,762	
Average occupancy	96.6%	96.3%	0.3%	96.7%	96.3%	0.4%
Occupancy as of period end	96.6%	96.6%	0.0%	96.6%	96.6%	0.0%
Income from real estate operations	$ 73,816	70,948	4.0%	$ 146,830	141,253	3.9%
Less cash received for lease terminations	(887)	(12)		(1,055)	(153)	
Add straight-line rent write-offs for lease terminations	121	4		149	14	
Income excluding lease termination income	73,050	70,940	3.0%	145,924	141,114	3.4%
Expenses from real estate operations	(20,905)	(20,571)	1.6%	(41,768)	(40,586)	2.9%
PNOI excluding income from lease terminations	$ 52,145	50,369	3.5%	$ 104,156	100,528	3.6%
Annual Same Property Portfolio Analysis (Cash Basis) [(1)]						
Income from real estate operations	$ 73,816	70,077	5.3%	$ 146,705	139,809	4.9%
Less cash received for lease terminations	(887)	(12)		(1,055)	(153)	
Income excluding lease termination income	72,929	70,065	4.1%	145,650	139,656	4.3%
Expenses from real estate operations	(20,905)	(20,493)	2.0%	(41,768)	(40,463)	3.2%
PNOI excluding income from lease terminations	$ 52,024	49,572	4.9%	$ 103,882	99,193	4.7%

Quarterly Same Property Portfolio Analysis (Straight-Line Basis) [(2)]	Three Months Ended June 30, 2019	2018	% Change
Square feet as of period end	37,242	37,242	
Average occupancy	96.5%	96.0%	0.5%
Occupancy as of period end	96.5%	96.3%	0.2%
Income from real estate operations	$ 74,854	71,822	4.2%
Less cash received for lease terminations	(887)	(12)	
Add straight-line rent write-offs for lease terminations	121	4	
Income excluding lease termination income	74,088	71,814	3.2%
Expenses from real estate operations	(21,234)	(20,853)	1.8%
PNOI excluding income from lease terminations	$ 52,854	50,961	3.7%
Quarterly Same Property Portfolio Analysis (Cash Basis) [(2)]			
Income from real estate operations	$ 74,795	70,799	5.6%
Less cash received for lease terminations	(887)	(12)	
Income excluding lease termination income	73,908	70,787	4.4%
Expenses from real estate operations	(21,234)	(20,776)	2.2%
PNOI excluding income from lease terminations	$ 52,674	50,011	5.3%

(1) Includes properties which were included in the operating portfolio for the entire period from 1/1/18 through 6/30/19.
(2) Includes properties which were included in the operating portfolio for the entire period from 4/1/18 through 6/30/19.

Page 8 of 25

Additional Financial Information (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) Straight-line (S/L) rent income adjustment $ 1,821 1,499 2,619 2,518 Reserves for uncollectible S/L rent (9) (78) (22) (123) Net straight-line rent adjustment 1,812 1,421 2,597 2,395 Cash received for lease terminations 966 12 1,134 153 Less S/L rent write-offs (121) (4) (149) (14) Net lease termination fee income 845 8 985 139 Reserves for uncollectible cash rent (175) 82 (291) 37 Stock-based compensation expense (1,895) (1,639) (2,960) (2,823) Debt issuance costs amortization (342) (345) (684) (664) Indirect leasing costs (103) - (196) - Gain on casualties and involuntary conversion (1) 248 1,150 348 1,150 Acquired leases - market rent adjustment amortization 284 142 476 260 Assumed mortgages - fair value adjustment amortization 6 7 12 14 Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 36,944 35,196 36,705 34,944 BASIC SHARES FOR EARNINGS PER SHARE (EPS) 36,944 35,196 36,705 34,944 Potential common shares: Unvested restricted stock 75 63 65 54 DILUTED SHARES FOR EPS AND FFO 37,019 35,259 36,770 34,998 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. Page 9 of 25

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

			Square Feet (SF)	Costs Incurred 2nd Qtr 2019	Costs Incurred Cumulative at 6/30/19	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 7/23/19	
Lease-up									
Steele Creek V	Charlotte, NC		54,000	$ 1,317	5,644	5,900	07/19	100%	
Broadmoor 2	Atlanta, GA		111,000	740	7,388	8,000	11/19	73%	
Settlers Crossing 1	Austin, TX		77,000	142	6,531	9,500	01/20	89%	
Settlers Crossing 2	Austin, TX		83,000	96	8,265	9,200	01/20	41%	
Parc North 5	Dallas, TX		100,000	504	8,477	9,200	02/20	58%	
Logistics Center 6 & 7 [2]	Dallas, TX		142,000	12,765	12,765	16,100	04/20	68%	
Ten West Crossing 8	Houston, TX		132,000	451	8,801	10,900	04/20	49%	
Tri-County Crossing 1 & 2	San Antonio, TX		203,000	1,151	13,089	16,700	04/20	82%	
Eisenhauer Point 7 & 8	San Antonio, TX		336,000	2,875	21,492	24,900	05/20	72%	
Airport Commerce Center 3	Charlotte, NC		96,000	1,384	8,202	8,500	06/20	65%	
Total Lease-up			1,334,000	21,425	100,654	118,900		70%	Wgt Avg %
Projected Stabilized Yield [3]			7.6%						
Under Construction									
Eisenhauer Point 9	San Antonio, TX		82,000	2,680	4,178	6,400	12/19	100%	
World Houston 45	Houston, TX		160,000	4,530	10,881	18,000	12/19	100%	
CreekView 121 5 & 6	Dallas, TX		139,000	3,307	10,977	14,900	08/20	29%	
Gateway 5	Miami, FL		187,000	2,814	19,350	22,400	09/20	0%	
Parc North 6	Dallas, TX		96,000	2,220	6,874	8,900	09/20	0%	
Steele Creek IX	Charlotte, NC		125,000	3,458	5,876	9,800	10/20	0%	
SunCoast 6	Ft Myers, FL		81,000	5,805	5,805	8,400	10/20	0%	
Horizon VIII & IX	Orlando, FL		216,000	9,445	9,445	18,800	11/20	53%	
World Houston 43	Houston, TX		86,000	3,517	3,517	7,300	11/20	0%	
Gilbert Crossroads A & B	Phoenix, AZ		140,000	4,245	4,245	15,600	12/20	0%	
Total Under Construction			1,312,000	42,021	81,148	130,500		30%	Wgt Avg %
Projected Stabilized Yield [3]			7.2%						
								50%	Wgt Avg %
Prospective Development		Acres	Projected SF						
Phoenix, AZ [4]		13	178,000	(3,114)	3,858				
Ft Myers, FL [4]		31	407,000	(3,733)	9,766				
Miami, FL		43	463,000	2,400	29,593				
Orlando, FL [4]		2	-	(4,967)	1,075				
Tampa, FL		8	32,000	-	1,560				
Atlanta, GA		10	100,000	92	840				
Jackson, MS		3	28,000	-	706				
Charlotte, NC		43	475,000	719	6,260				
Austin, TX		15	173,000	170	4,030				
Dallas, TX		39	516,000	327	11,442				
Houston, TX		113	1,635,000	13,868	25,910				
San Antonio, TX		53	826,000	350	8,683				
Total Prospective Development		373	4,833,000	6,112	103,723				
		373	7,479,000	$ 69,558	285,525				

(1) Development properties will transfer from Development and Value-Add properties to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.
(2) This value-add project was acquired by EastGroup on 4/23/19.
(3) Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.
(4) Negative amounts represent land inventory costs transferred to Under Construction.

Page 10 of 25

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 2nd Qtr 2019	Costs Incurred Cumulative at 6/30/19	Conversion Date	% Leased 7/23/19
1st Quarter		SF				
Siempre Viva	San Diego, CA	115,000	$ -	14,142	01/19	100%
CreekView 121 3 & 4	Dallas, TX	158,000	370	15,909	03/19	100%
Horizon VI	Orlando, FL	148,000	24	12,258	03/19	100%
		421,000	394	42,309		
2nd Quarter						
Horizon XI	Orlando, FL	135,000	773	9,940	04/19	100%
Falcon Field	Phoenix, AZ	97,000	385	8,774	05/19	57%
Gateway 1	Miami, FL	200,000	797	24,535	05/19	100%
SunCoast 5	Ft Myers, FL	81,000	785	8,050	05/19	100%
		513,000	2,740	51,299		
Total Transferred to Real Estate Properties		934,000	$ 3,134	93,608		
Projected Stabilized Yield [1]		7.4%				96% Wgt Avg %

[1] Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 11 of 25

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
June 30, 2019
($ in thousands, except per share data)
(Unaudited)

	Remainder of 2019	2020	2021	2022	2023	2024 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate)	$ 75,000	105,000	40,000	75,000	115,000	395,000	805,000	4.6
Weighted average interest rate	*2.85%*	*3.55%*	*2.34%*	*3.03%*	*2.96%*	*3.84%*	*3.44%*	
Secured debt (fixed rate):								
Balloon payments	-	-	85,600	32,655	-	1,549	119,804	
Amortization	4,469	9,096	3,962	115	119	376	18,137	
	4,469	9,096	89,562	32,770	119	1,925	137,941	1.9
Weighted average interest rate	*4.44%*	*4.43%*	*4.55%*	*4.09%*	*3.85%*	*3.85%*	*4.42%*	
Total unsecured debt and secured debt	**$ 79,469**	**114,096**	**129,562**	**107,770**	**115,119**	**396,925**	**942,941**	4.2
Weighted average interest rate	*2.94%*	*3.62%*	*3.86%*	*3.35%*	*2.96%*	*3.84%*	*3.58%*	

Unsecured debt and secured debt (fixed rate)	$	942,941
Unsecured bank credit facilities (variable rate)		
$45MM Line - 3.398% - matures 7/30/2022		30,880
$350MM Line - 3.398% - matures 7/30/2022		165,000
Total carrying amount of debt	**$**	**1,138,821**
Total unamortized debt issuance costs		(3,467)
Total debt net of unamortized debt issuance costs	**$**	**1,135,354**
Equity market capitalization		
Shares outstanding - common		37,559,025
Price per share at quarter end	$	115.98
Total equity market capitalization	**$**	**4,356,096**
Total market capitalization (debt and equity) [1]	**$**	**5,494,917**
Total debt / total market capitalization [1]		**20.7%**

[1] *Before deducting unamortized debt issuance costs*

Page 12 of 25

Continuous Common Equity Program Through June 30, 2019 ($ in thousands, except per share data) (Unaudited) Average Shares Issued Sales Price Offering-Related and Sold (1) (Per Share) Gross Proceeds Fees and Expenses Net Proceeds 1st Quarter 232,205 $ 107.66 $ 25,000 $ (600) $ 24,400 2nd Quarter 790,052 113.91 89,995 (959) 89,036 TOTAL 2019 1,022,257 $ 112.49 $ 114,995 $ (1,559) $ 113,436 (1) As of July 23, 2019, the Company had 3,672,609 shares authorized and remaining for issuance under its continuous common equity program. Page 13 of 25

Adjusted Debt-to-Pro Forma EBITDAre Reconciliation ($ in thousands) (Unaudited) Three Months Ended Six Months Ended June 30, 2019 June 30, 2019 EBITDAre for the period $ 54,040 106,876 Adjust for acquisitions as if owned for entire period 541 1,479 Adjust for development and value-add properties in lease-up or under construction (387) (395) Adjust for properties sold during the period (130) (416) Pro Forma EBITDAre $ 54,064 107,544 PRO FORMA EBITDAre – ANNUALIZED $ 216,256 215,088 Debt at June 30, 2019 $ 1,135,354 1,135,354 Subtract development and value-add properties in lease-up or under construction (181,802) (181,802) Adjusted Debt $ 953,552 953,552 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 4.41 4.43 Page 14 of 25

Acquisitions and Dispositions Through June 30, 2019 ($ in thousands) (Unaudited) ACQUISITIONS Purchase Date Property Name Location Size Price (1) 1st Quarter None 2nd Quarter 04/23/19 Logistics Center 6 & 7 Dallas, TX 142,000 SF $ 12,960 (2) 05/20/19 Airways Business Center Denver, CO 382,000 SF 48,327 05/31/19 Miramar Land San Diego, CA 6.5 Acres 13,386 05/31/19 Northwest Crossing Land Houston, TX 20.0 Acres 5,665 06/26/19 Grand West Crossing Land Houston, TX 33.2 Acres 8,757 524,000 SF Total Acquisitions 59.7 Acres $ 89,095 DISPOSITIONS Date Property Name Location Size Gross Sales Price Realized Gain 1st Quarter 01/29/19 World Houston 5 Houston, TX 51,000 SF $ 3,808 2,325 (3) 2nd Quarter 05/20/19 Altamonte Commerce Center Orlando, FL 186,000 SF 14,850 9,081 (3) Total Dispositions 237,000 SF $ 18,658 11,406 (1) Represents acquisition price plus closing costs. (2) Value-add property acquisition; buildings and tenant improvements are included in Development and value-add properties on the Consolidated Balance Sheets. The land is under a ground lease; therefore, no value was allocated to land for this transaction. (3) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. Page 15 of 25

Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, REAL ESTATE IMPROVEMENTS 2019 2018 2019 2018 Upgrade on Acquisitions $ 58 34 355 39 Tenant Improvements: New Tenants 3,885 4,159 6,802 5,952 Renewal Tenants 1,027 714 1,527 1,316 Other: Building Improvements 1,939 1,627 2,788 2,627 Roofs 3,942 3,333 5,538 4,311 Parking Lots 477 250 485 975 Other 96 235 380 738 TOTAL REAL ESTATE IMPROVEMENTS (2) $ 11,424 10,352 17,875 15,958 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add $ 2,361 951 3,933 1,713 New Tenants 1,433 1,786 3,063 2,711 Renewal Tenants 1,863 842 2,530 2,147 TOTAL CAPITALIZED LEASING COSTS $ 5,657 3,579 9,526 6,571 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: Six Months Ended June 30, 2019 2018 Total Real Estate Improvements $ 17,875 15,958 Change in Real Estate Property Payables (997) (488) Change in Construction in Progress 85 656 Real Estate Improvements on the Consolidated Statements of Cash Flows $ 16,963 16,126 Page 16 of 25

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended June 30, 2019	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [(1)]	PSF Leasing Commission [(1)]	PSF Total Leasing Cost [(1)]
New Leases [(2)]	37	644	5.0	14.6%	8.7%	$ 3.49	$ 2.08	$ 5.57
Renewal Leases	62	1,369	4.5	18.4%	8.0%	1.19	1.30	2.49
Total/Weighted Average	99	2,013	4.6	17.2%	8.2%	$ 1.93	$ 1.55	$ 3.48
					Per Year	$ 0.42	$ 0.34	$ 0.76
Weighted Average Retention [(3)]	80.7%							

Six Months Ended June 30, 2019	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [(1)]	PSF Leasing Commission [(1)]	PSF Total Leasing Cost [(1)]
New Leases [(2)]	77	1,487	4.9	12.6%	5.0%	$ 3.85	$ 2.16	$ 6.01
Renewal Leases	107	2,165	4.0	18.1%	8.2%	0.97	1.21	2.18
Total/Weighted Average	184	3,652	4.3	15.8%	6.9%	$ 2.15	$ 1.60	$ 3.75
					Per Year	$ 0.50	$ 0.37	$ 0.87
Weighted Average Retention [(3)]	71.8%							

	06/30/19	03/31/19	12/31/18	09/30/18	06/30/18
Percentage Leased	97.5%	97.7%	97.3%	97.1%	97.0%
Percentage Occupied	96.5%	96.9%	96.8%	95.7%	96.4%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 17 of 25

EASTGROUP PROPERTIES

Core Market Operating Statistics
June 30, 2019
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2019 [2]	Lease Expirations in Square Feet 2020	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]
Florida															
Tampa	4,177,000	10.4%	9.6%	95.2%	94.4%	239,000	946,000	1.8%	2.5%	2.5%	2.2%	13.0%	2.3%	15.0%	4.5%
Orlando	3,469,000	8.6%	9.1%	100.0%	99.4%	65,000	580,000	3.5%	16.5%	3.5%	11.4%	27.0%	16.1%	23.4%	11.5%
Jacksonville	2,273,000	5.6%	4.5%	99.0%	97.8%	84,000	635,000	-0.4%	-0.5%	0.9%	2.0%	17.1%	5.5%	22.0%	9.8%
Miami/Ft. Lauderdale	1,271,000	3.1%	3.3%	97.9%	97.9%	34,000	314,000	11.6%	6.7%	1.2%	-0.6%	9.6%	6.1%	11.0%	6.4%
Ft. Myers	392,000	1.0%	1.0%	100.0%	100.0%	16,000	16,000	4.7%	2.3%	9.1%	7.4%	27.5%	13.1%	20.6%	11.0%
	11,582,000	28.7%	27.5%	97.8%	97.1%	438,000	2,491,000	3.0%	6.6%	2.6%	4.9%	17.4%	6.8%	19.1%	8.3%
Texas															
Dallas	3,728,000	9.3%	7.8%	98.5%	95.7%	9,000	561,000	5.7%	5.8%	4.1%	6.9%	13.5%	9.1%	13.3%	8.4%
Houston	5,497,000	13.6%	14.3%	97.6%	96.3%	124,000	471,000	1.3%	1.9%	1.8%	1.9%	9.5%	4.4%	-0.5%	-7.0%
San Antonio	3,042,000	7.6%	8.6%	96.7%	96.1%	111,000	399,000	-0.3%	0.7%	2.1%	3.1%	12.2%	3.9%	12.2%	4.0%
Austin	743,000	1.8%	2.3%	100.0%	99.1%	81,000	91,000	7.4%	5.7%	8.1%	7.4%	18.7%	11.3%	18.1%	12.1%
El Paso	957,000	2.4%	1.7%	99.0%	99.0%	74,000	162,000	4.3%	6.4%	4.5%	4.1%	16.7%	7.0%	15.8%	6.4%
	13,967,000	34.7%	34.7%	97.9%	96.4%	399,000	1,684,000	2.4%	2.9%	2.9%	3.7%	11.8%	5.0%	7.1%	0.2%
California															
San Francisco	1,045,000	2.6%	3.3%	100.0%	100.0%	260,000	116,000	8.4%	10.4%	7.7%	10.4%	59.5%	43.7%	59.5%	43.7%
Los Angeles [5]	2,323,000	5.8%	7.5%	100.0%	100.0%	-	119,000	2.3%	4.4%	2.4%	4.2%	56.1%	41.9%	47.7%	32.1%
Fresno	398,000	1.0%	0.7%	94.4%	94.4%	33,000	126,000	-2.3%	0.2%	3.4%	8.4%	14.6%	4.5%	15.8%	5.4%
San Diego	581,000	1.4%	1.5%	100.0%	100.0%	-	48,000	10.3%	31.3%	7.6%	19.8%	24.5%	21.9%	20.0%	18.6%
	4,347,000	10.8%	13.0%	99.5%	99.5%	293,000	409,000	4.6%	8.4%	4.5%	7.8%	44.0%	31.8%	41.1%	28.3%
Arizona															
Phoenix	2,502,000	6.2%	6.2%	96.1%	96.1%	205,000	407,000	3.3%	3.1%	3.8%	5.0%	10.0%	-0.1%	16.0%	4.0%
Tucson	1,055,000	2.6%	2.5%	100.0%	98.6%	19,000	223,000	1.5%	0.7%	4.9%	2.7%	22.3%	11.1%	22.3%	11.1%
	3,557,000	8.8%	8.7%	97.3%	96.8%	224,000	630,000	2.9%	2.6%	4.0%	4.5%	16.1%	5.4%	16.7%	4.8%
Other Core															
Atlanta	779,000	1.9%	1.1%	87.7%	75.1%	19,000	83,000	-0.9%	-22.7%	-10.6%	-27.3%	-26.7%	-19.0%	-5.2%	-7.7%
Charlotte	3,131,000	7.8%	6.5%	96.4%	96.1%	29,000	519,000	0.4%	0.1%	3.1%	3.0%	13.3%	4.1%	15.0%	6.3%
Denver	886,000	2.2%	2.8%	94.9%	94.9%	36,000	120,000	23.1%	22.2%	22.6%	17.5%	15.9%	3.0%	9.9%	2.6%
Las Vegas	558,000	1.4%	1.7%	100.0%	100.0%	36,000	15,000	28.8%	30.7%	18.5%	20.0%	N/A	N/A	N/A	N/A
	5,354,000	13.3%	12.1%	95.3%	93.3%	120,000	737,000	7.4%	5.3%	6.9%	4.9%	10.7%	2.3%	9.2%	2.4%
Total Core Markets	38,807,000	96.3%	96.0%	97.6%	96.6%	1,474,000	5,951,000	3.5%	4.9%	3.6%	4.8%	17.6%	8.4%	16.4%	7.3%
Total Other Markets [5]	1,504,000	3.7%	4.0%	94.6%	94.3%	173,000	111,000	4.7%	5.1%	3.9%	3.4%	10.1%	4.5%	5.3%	-1.3%
Total Operating Properties	40,311,000	100.0%	100.0%	97.5%	96.5%	1,647,000	6,062,000	3.5%	4.9%	3.6%	4.7%	17.2%	8.2%	15.8%	6.9%

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 18 of 25

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through June 30, 2019
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,004,000	2.5%	$ -	0.0%
2019 - remainder of year [(1)]	1,647,000	4.1%	11,629	4.9%
2020	6,062,000	15.0%	36,751	15.6%
2021	7,355,000	18.3%	45,044	19.1%
2022	6,333,000	15.7%	38,691	16.4%
2023	4,912,000	12.2%	29,846	12.7%
2024	5,495,000	13.6%	30,747	13.1%
2025	2,557,000	6.3%	14,722	6.3%
2026	1,593,000	4.0%	9,367	4.0%
2027	957,000	2.4%	6,061	2.6%
2028 and beyond	2,396,000	5.9%	12,549	5.3%
TOTAL	40,311,000	100.0%	$ 235,407	100.0%

(1) Includes month-to-month leases.

Page 19 of 25

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of June 30, 2019
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	The Chamberlain Group	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.9%	1.1%
2	WNA Comet West, Inc.	1	Los Angeles, CA	411,000	1.0%	1.0%
3	Essendant Co.	1	Orlando, FL	404,000	1.0%	0.9%
4	Oceaneering International, Inc.	4	Orlando, FL	350,000	0.9%	0.9%
5	Mattress Firm	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Ft. Myers, FL	25,000		
					1.0%	0.9%
6	Kuehne & Nagel, Inc.	2	Houston, TX	172,000		
		2	Charlotte, NC	106,000		
					0.7%	0.8%
7	Price Transfer	1	Los Angeles, CA	262,000	0.6%	0.8%
8	Iron Mountain Information Management, Inc.	2	Tampa, FL	184,000		
		2	Phoenix, AZ	59,000		
		1	Ft. Lauderdale, FL	45,000		
		1	Jacksonville, FL	40,000		
					0.8%	0.7%
9	Medtronic Inc.	1	Santa Barbara, CA	82,000	0.2%	0.7%
10	Arizona Nutritional Supplements LLC	2	Phoenix, AZ	228,000	0.6%	0.6%
		27		3,089,000	7.7%	8.4%

(1) Calculation: Customer Annualized Base Rent as of 06/30/19 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 20 of 25

EASTGROUP PROPERTIES

Unconsolidated Investment Information
($ in thousands)
(Unaudited)

Property	Industry Distribution Center II
Acquisition Date	November 23, 2004
Percent Leased	100%
Total Square Feet (100%)	309,000
Company Ownership	50%

Selected Financial Information		EastGroup's Basis in 50% Ownership	
Balance Sheet Information as of June 30, 2019			
ASSETS			
Real estate properties	$	9,365	
Less accumulated depreciation		(1,912)	
		7,453	
Other assets		692	
TOTAL ASSETS	$	8,145	
LIABILITIES AND EQUITY			
Other liabilities	$	57	
Equity		8,088	
TOTAL LIABILITIES AND EQUITY	$	8,145	
EastGroup's Net Investment at June 30, 2019	$	8,088	(1)

		EastGroup's 50% Ownership			
		Three Months Ended June 30,		Six Months Ended June 30,	
		2019	2018	2019	2018
Income Statement Information					
Property NOI	$	244	218	488	435
Depreciation Expense		(35)	(31)	(70)	(62)
Equity in Earnings [2]	$	209	187	418	373
Funds From Operations	$	244	218	488	435

[1] Presented as Unconsolidated investment on the Consolidated Balance Sheets.

[2] Included in Other on the Consolidated Statements of Income and Comprehensive Income.

Page 21 of 25

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 6/30/2019	Years Ended 2018	2017	2016	2015
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,295,380	2,131,705	1,953,221	1,825,764	1,661,904
Equity Market Capitalization		4,356,096	3,348,269	3,071,927	2,461,251	1,802,957
Total Market Capitalization (Debt and Equity) (1)		5,494,917	4,458,037	4,183,620	3,566,865	2,835,194
Shares Outstanding - Common		37,559,025	36,501,356	34,758,167	33,332,213	32,421,460
Price per share	$	115.98	91.73	88.38	73.84	55.61
FFO CHANGE						
FFO per diluted share (2)	$	1.22	4.66	4.25	4.00	3.67
Change compared to same period prior year		5.2%	9.6%	6.3%	9.0%	6.1%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	0.72	2.72	2.52	2.44	2.34
FFO per diluted share (2)		1.22	4.66	4.25	4.00	3.67
Dividend payout ratio		59%	58%	59%	61%	64%
COMMON DIVIDEND YIELD						
Dividend distribution	$	0.72	2.72	2.52	2.44	2.34
Price per share		115.98	91.73	88.38	73.84	55.61
Dividend yield		2.48%	2.97%	2.85%	3.30%	4.21%
FFO MULTIPLE						
FFO per diluted share (2)	$	1.22	4.66	4.25	4.00	3.67
Price per share		115.98	91.73	88.38	73.84	55.61
Multiple		23.77	19.68	20.80	18.46	15.15
INTEREST & FIXED CHARGE COVERAGE RATIOS						
EBITDAre	$	54,040	200,788	180,214	166,463	153,451
Interest expense		8,846	35,106	34,775	35,213	34,666
Interest and fixed charge coverage ratios		6.11	5.72	5.18	4.73	4.43
DEBT-TO-EBITDAre RATIO						
Debt	$	1,135,354	1,105,787	1,108,282	1,101,333	1,027,909
EBITDAre		54,040	200,788	180,214	166,463	153,451
Debt-to-EBITDAre ratio		5.25	5.51	6.15	6.62	6.70
Adjusted debt-to-pro forma EBITDAre ratio		4.41	4.73	5.45	6.05	6.12
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		20.7%	24.9%	26.6%	31.0%	36.4%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior years results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 22 of 25

EASTGROUP PROPERTIES

Outlook for 2019
(Unaudited)

		Low Range		High Range	
		Q3 2019	Y/E 2019	Q3 2019	Y/E 2019
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	19,696	90,305	21,214	93,307
Depreciation and amortization		26,789	104,452	26,789	104,452
Gain on sales of real estate investments		-	(11,406)	-	(11,406)
Funds from operations attributable to common stockholders	$	46,485	183,351	48,003	186,353
Diluted shares		37,934	37,521	37,934	37,521
Per share data (diluted):					
Net income attributable to common stockholders	$	0.52	2.41	0.56	2.49
Funds from operations attributable to common stockholders		1.23	4.89	1.27	4.97

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2019	April Earnings Release Guidance for Year 2019	Actual for Year 2018
FFO per share	$4.89 - $4.97	$4.84 - $4.94	$4.66 [1]
FFO per share increase over prior year period [1]	5.8%	4.9%	9.6%
Same PNOI growth (excluding income from lease terminations):			
Straight-line basis — annual same property pool	3.1% - 3.9% [2]	2.9% - 3.9% [2]	3.8%
Cash basis — annual same property pool [3]	4.0% - 4.8% [2]	3.8% - 4.8% [2]	4.3%
Average month-end occupancy	96.6%	96.4%	96.1%
Lease termination fee income	$1,050,000	$765,000	$294,000
Reserves for uncollectible rent	$765,000	$800,000	$784,000
Development starts:			
Square feet	2.1 million	1.7 million	1.7 million
Projected total investment	$200 million	$160 million	$148 million
Value-add property acquisitions	$70 million	$55 million	$14 million
Operating property acquisitions	$75 million	$50 million	$57 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$45 million	$45 million	$23 million
Unsecured debt closing in period	$190 million at 3.8% weighted average interest rate	$160 million at 4.5% weighted average interest rate	$60 million at 3.93%
Common stock issuances	$265 million	$145 million	$159 million
General and administrative expense	$15.8 million	$15.6 million	$13.8 million

(1) The Company initially reported FFO of $4.67 for the year 2018. In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore adjusted the prior year results, including the Company's FFO for 2018, to conform to the updated definition of FFO.

(2) Includes properties which have been in the operating portfolio since 1/1/18 and are projected to be in the operating portfolio through 12/31/19 (annual same property pool); includes 36,391,000 square feet.

(3) Cash basis excludes straight-line rent adjustments and amortization of market rent intangibles for acquired leases.

Page 23 of 25

Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. (Unaudited) Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Page 24 of 25

Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating(Unaudited) expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. • Quarterly Same Property Pool: Includes properties which were included in the operating portfolio for the entire period from April 1, 2018 through June 30, 2019. • Annual Same Property Pool: Includes properties which were included in the operating portfolio for the entire period from January 1, 2018 through June 30, 2019. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property. Page 25 of 25